UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 13, 2020

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 17, 2020, Sally Beauty Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”), to report the resignation of Aaron E. Alt as Senior Vice President, Chief Financial Officer and President of Sally Beauty Supply effective November 16, 2020. The Original Form 8-K also reported the appointment of Ms. Marlo Cormier as Chief Financial Officer of the Company, effective November 16, 2020. The Company is filing this amendment to the Original Form 8-K to disclose the compensation of Ms. Cormier in her new role. No other changes have been made to the Original Form 8-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2020, Sally Beauty Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”), to report the resignation of Aaron E. Alt as Senior Vice President, Chief Financial Officer and President of Sally Beauty Supply effective November 16, 2020. The Original Form 8-K also reported the appointment of Ms. Marlo Cormier as Chief Financial Officer of the Company, effective November 16, 2020.  The Company is filing this amendment to the Original Form 8-K to disclose the compensation of Ms. Cormier in her new role.  No other changes have been made to the Original Form 8-K.

 The Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company approved an annual base salary for Ms. Cormier of $550,000.  Ms. Cormier’s target annual bonus under the Company’s Annual Incentive Plan for fiscal year 2021 will be 70% of her base salary, with the amount of such bonus to be determined based on the achievement of performance metrics approved by the Compensation Committee.  Ms. Cormier’s recommended equity grant target value for fiscal year 2022 will be $700,000. The Compensation Committee also approved a supplemental equity grant for fiscal year 2021 having a grant date value of $175,000, comprised of stock options (34%), restricted stock units (33%) and performance units (33%).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

November 30, 2020	By:	/s/ Christian A. Brickman
Name: Christian A. Brickman
Title: President and Chief Executive Officer